UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

Eaton Corporation plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland (Address of principal executive offices)	D04 Y0C2 (Zip Code)
+353 1637 2900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

On May 9, 2025, Eaton Capital Unlimited Company (“Eaton Capital”), a subsidiary of Eaton Corporation plc (the “Company”), closed its sale of 3.625% senior notes due 2035 (the “Euro Notes”), in the principal amount of €500 million and 4.450% senior notes due 2030 (the “U.S. Notes” and together with the Euro Notes, the “Notes”), in the principal amount of $500 million.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement (the “Registration Statement”) on Form S-3ASR (No. 333-281174) previously filed with the U.S. Securities and Exchange Commission. The Notes were sold pursuant to a prospectus, dated August 1, 2024 (the “Base Prospectus”), forming a part of the Company’s Registration Statement, separate preliminary prospectus supplements in respect of each of the Euro Notes and U.S. Notes dated May 6, 2025 (respectively, the “Euro Preliminary Prospectus Supplement” and the “U.S. Preliminary Prospectus Supplement” and, collectively, the “Preliminary Prospectus Supplements”) and separate final prospectus supplements in respect of each of the Euro Notes and the U.S. Notes, dated May 6, 2025 (respectively, the “Euro Final Prospectus Supplement” and the “U.S. Final Prospectus Supplement” and, collectively, the “Final Prospectus Supplements” and, together with the Preliminary Prospectus Supplements, the “Prospectus Supplements”).

The aggregate net proceeds received by Eaton Capital from the sale of the Euro Notes were approximately €493.6 million, after deducting the underwriting discount and expenses, and the aggregate net proceeds received by Eaton Capital from the sale of the U.S. Notes were approximately $494.3 million, after deducting the underwriting discount and expenses. Eaton Capital intends to use the net proceeds from the offerings for general corporate purposes, which may include, among other things, the repayment of outstanding debt, including commercial paper.

The Notes were guaranteed by the Company and certain of its subsidiaries (the “Subsidiary Guarantors”) and issued pursuant to an indenture, dated as of May 9, 2025 (the “Base Indenture”), among Eaton Capital, the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the first supplemental indenture in respect to the Euro Notes, dated as of May 9, 2025 (the “First Supplemental Indenture”), and a second supplemental indenture in respect to the U.S. Notes, dated as of May 9, 2025 (the “Second Supplement Indenture” and, together with the Base Indenture and First Supplement Indenture, the “Indenture”). Capitalized terms used that are otherwise not defined have the meanings given to them in the Indenture.

Interest on the Euro Notes is payable annually in arrears on May 9, commencing on May 9, 2026. The Euro Notes will bear interest at 3.625% per year. The Euro Notes will mature on May 9, 2035. Interest on the U.S. Notes is payable semi-annually in arrears on each May 9 and November 9, commencing on November 9, 2025. The U.S. Notes will bear interest at 4.450% per year. The U.S. Notes will mature on May 9, 2030.

Prior to February 9, 2035, Eaton Capital may redeem the Euro Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on an annual basis (assuming an Actual/Actual (ICMA) day count fraction) at the Comparable Government Bond Rate, plus 20 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Euro Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Prior to April 9, 2030, Eaton Capital may redeem the U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate, plus 10 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the U.S. Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after February 9, 2035 and April 9, 2030, Eaton Capital may redeem the Euro Notes and U.S. Notes, respectively, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Notes are subject to redemption upon at least 10 days but not more than 60 days’ notice to each registered holder of the Notes to be redeemed, at any time, as a whole or in part, at the election of Eaton Capital, in accordance with the terms of the Indenture.

The Notes are Eaton Capital’s unsecured and unsubordinated obligations, ranking equally with Eaton Capital’s other unsecured and unsubordinated indebtedness from time to time outstanding. The guarantees of the Notes are unsecured and unsubordinated obligations of the Company and the Subsidiary Guarantors, ranking equally with their other respective unsecured and unsubordinated indebtedness from time to time outstanding.

The foregoing descriptions of the Notes and the terms thereof do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The form of Notes and the form of guaranty for the Notes, which are included as part of the First Supplemental Indenture and Second Supplement Indenture, are filed as Exhibit 4.4 and 4.5, respectively, and incorporated herein by reference.

Opinions regarding the legality of the Notes are filed as Exhibit 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 hereto, and are incorporated by reference into the Registration Statement, and consents relating to the incorporation of such opinions are incorporated by reference into the Registration Statement and are filed as Exhibit 23.1, 23.2, 23.3, 23.4, 23.5, 23.6, 23.7, 23.8 and 23.9 hereto by reference to their inclusion within Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
Description
4.1	Indenture, dated as of May 9, 2025, among Eaton Capital, the Company, the Subsidiary Guarantors and the Trustee.

4.2	First Supplemental Indenture, dated as of May 9, 2025, among Eaton Capital, the Company, the Subsidiary Guarantors and the Trustee.

4.3	Second Supplement Indenture, dated as of May 9, 2025, among Eaton Capital, the Company, the Subsidiary Guarantors and the Trustee.

4.4	Form of the Euro Notes, including the Guarantees (included as part of Exhibit 4.2).

4.5	Form of the U.S. Notes, including the Guarantees (included as part of Exhibit 4.3).

5.1	Opinion of Lizbeth L. Wright, Eaton Corporation’s Assistant Secretary, as to the validity of the Euro Notes.

5.2	Opinion of Lizbeth L. Wright, Eaton Corporation’s Assistant Secretary, as to the validity of the U.S. Notes.

5.3	Opinion of McCann FitzGerald LLP, Irish counsel, as to the validity of the Euro Notes.

5.4	Opinion of McCann FitzGerald LLP, Irish counsel, as to the validity of the U.S. Notes.

5.5	Opinion of Clifford Chance LLP, Dutch counsel, as to the validity of the Euro Notes and the U.S. Notes.

5.6	Opinion of White & Case S.à r.l., Luxembourg counsel, as to the validity of the Euro Notes.

5.7	Opinion of White & Case S.à r.l., Luxembourg counsel, as to the validity of the U.S. Notes.

5.8	Opinion of White & Case LLP, New York counsel, as to the validity of the Euro Notes.

5.9	Opinion of White & Case LLP, New York counsel, as to the validity of the U.S. Notes.

23.1	Consent of Lizbeth L. Wright (included in Exhibit 5.1).

23.2	Consent of Lizbeth L. Wright (included in Exhibit 5.2).

23.3	Consent of McCann FitzGerald LLP (included in Exhibit 5.3).

23.4	Consent of McCann FitzGerald LLP (included in Exhibit 5.4).

23.5	Consent of Clifford Chance LLP (included in Exhibit 5.5).

23.6	Consent of White & Case S.à r.l. (included in Exhibit 5.6).

23.7	Consent of White & Case S.à r.l. (included in Exhibit 5.7).

23.8	Consent of White & Case LLP (included in Exhibit 5.8).

23.9	Consent of White & Case LLP (included in Exhibit 5.9).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION PLC

Dated: May 9, 2025	By:	/s/ Adam Wadecki
Adam Wadecki
Senior Vice President and Controller